                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


       Date of Report (Date of earliest event reported): November 12, 2003
                               (November 10, 2003)

                             EMPIRE RESOURCES, INC.
               (Exact name of Registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       001-12127                                       22-3136782
(Commission file number)                    (IRS employer identification no.)

                                ONE PARKER PLAZA
                               FORT LEE, NJ 07024
                    (Address of principal executive offices)

                                 (201) 944-2200
                         (Registrant's telephone number,
                              including area code)

Item 7.  Financial Statements, Financial Information and Exhibits.

         Exhibits.

                  99.1 Press Release of the Company dated November 10, 2003 relating to its third quarter results, and comments on Anti-Dumping Investigation of Hulett Aluminum Ltd.

Item 12. Disclosure of Results of Operations and Financial Condition

Attached to this Current Report on Form 8-K as exhibit 99.1 is a copy of the Registrant's press release dated November 10, 2003 relating to its third quarter results.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 12, 2003                    EMPIRE RESOURCES, INC.

                                            By: /s/ Sandra Kahn
                                            -----------------------
                                            Sandra Kahn
                                            Chief Financial Officer



                                  EXHIBIT INDEX

99.1 Press release of the Company dated November 10, 2003